SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

                 Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [_]

                           Check the appropriate box:

    [_] Preliminary Proxy Statement
    [_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
         (AS PERMITTED BY RULE 14A-6(E)(2))
    [X] Definitive Proxy Statement
    [_] Definitive Additional Materials
    [_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           TRI-CONTINENTAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                  [INSERT NAME]
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

                       [LOGO] Tri-Continental Corporation

                   100 Park Avenue, New York, New York 10017
                    New York City Telephone (212) 850-1864
                      Toll-Free Telephone (800) 221-2450

                   Notice of Annual Meeting of Stockholders
                          to be held on May 19, 2005

To the Stockholders:

    The 75th Annual Meeting of Stockholders (the "Meeting") of Tri-Continental Corporation, a Maryland corporation (the "Corporation"), will be held at The Ritz-Carlton Sarasota, 1111 Ritz-Carlton Drive, Sarasota, Florida 34236, on May 19, 2005 at 10:00 A.M., for the following purposes:

    (1) To elect three Directors;

    (2) To act on a proposal to ratify the selection of Deloitte & Touche LLP as auditors of the Corporation for 2005; and

    (3) To transact such other business as may properly come before the Meeting or any adjournment thereof;

all as set forth in the Proxy Statement accompanying this Notice.

    The close of business on March 14, 2005 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                          By order of the Board of Directors,


                                                      /s/ Frank J. Nasta

                                                            Secretary

Dated: New York, New York, April 14, 2005

                               -----------------

                            YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

 Please indicate your voting instructions on the enclosed Proxy Card, date and sign it, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your Proxy promptly. A Proxy will not be required for admission to the Meeting.

                                                                 April 14, 2005

                       [LOGO] Tri-Continental Corporation

                   100 Park Avenue, New York, New York 10017

                                PROXY STATEMENT

                                    for the
           Annual Meeting of Stockholders to be held on May 19, 2005

    This Proxy Statement is furnished to you in connection with the solicitation of Proxies by the Board of Directors of Tri-Continental Corporation ("Tri-Continental" or the "Corporation") to be used at the 75th Annual Meeting of Stockholders (the "Meeting") to be held in Sarasota, Florida on May 19, 2005. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to Stockholders on or about April 21, 2005.

    If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting. If you give instructions, your shares will be voted in accordance with your instructions. If you return your signed Proxy without instructions, your shares will be voted (i) for the election of the three Directors named in Proposal 1, (ii) for the ratification of the selection of auditors, and (iii) at the discretion of the Proxy holders, on any other matter that may properly have come before the Meeting or any adjournment thereof. You may revoke your Proxy or change it by written notice to the Corporation (Attention: Secretary) or by notice at the Meeting at any time prior to the time it is voted.

    The close of business on March 14, 2005 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. On that date, the Corporation had outstanding 752,740 shares of $2.50 cumulative preferred stock (the "Preferred Stock"), each share being entitled to two votes, and 112,152,960 shares of common stock, par value $0.50 (the "Common Stock"), each share being entitled to one vote. For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast.

    In the event that a quorum is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of any management proposal are not received by May 19, 2005, the persons named as Proxies may propose and vote for one or more adjournments of the Meeting if a quorum is not represented or, if a quorum is so represented, only with respect to such management proposal, with no notice other than an announcement at the Meeting, and further solicitation may be made. Shares represented by Proxies indicating a vote against a management proposal will be voted against adjournment in respect of that proposal.

    The Corporation's manager is J. & W. Seligman & Co. Incorporated (the "Manager"). The Corporation's stockholder service agent is Seligman Data Corp ("SDC"). The address of each of these entities is 100 Park Avenue, New York, NY 10017. The Corporation will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report to any Stockholder upon request to SDC at 1-800-221-2450.

    If you have elected to receive one Proxy Statement for all accounts maintained by members of your household, the Corporation will deliver promptly upon written or oral request a separate copy of the Proxy Statement for a separate account.

                           A. Election of Directors
                                 (Proposal 1)

    The Board of Directors is presently comprised of eleven Directors. The Board is divided into three classes, two of which consist of four Directors and one of which consists of three Directors. Members of each class hold office for a term of three years unless elected in the interim. The term of one class expires in each year. Mr. John E. Merow, having reached the age of 75, is retiring pursuant to Board policy at the 2005 Annual Meeting. After the retirement of Mr. Merow, there will be ten Directors.

    At the Meeting this year, three Directors are to be elected. Ms. Betsy S. Michel and Mr. James N. Whitson, each of whose current term will expire at the 2005 Annual Meeting, and Mr. Brian T. Zino, whose current term was to expire at the 2007 Annual Meeting, have been recommended by the Director Nominating Committee of the Board of Directors of the Corporation for election to the class whose term will expire in 2008. Mr. Zino is standing for election at the 2005 Annual Meeting so that each class of Directors will consist, as nearly as possible, of one-third of the entire Board of Directors, i.e., two classes consisting of three Directors and one class consisting of four Directors.

    It is the intention of the persons named in the accompanying form of Proxy to nominate and to vote such Proxy for the election of Ms. Michel and Messrs. Whitson and Zino. Ms. Michel has been a Director of the Corporation since 1985, Mr. Whitson has been Director of the Corporation since 1993, and Mr. Zino has been Director and President of the Corporation since 1993 and 1995, respectively, and Chief Executive Officer of the Corporation since 2002. Ms. Michel and Mr. Whitson were last elected by Stockholders at the 2002 Annual Meeting, and Mr. Zino was last elected by Stockholders at the 2004 Annual Meeting.

    Each nominee has agreed to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Director of the Corporation, but if that should occur before the Meeting, Proxies will be voted for the persons the Director Nominating Committee and the Board of Directors recommend.

    Background information regarding Ms. Michel and Messrs. Whitson and Zino, as well as the other Directors of the Corporation, follows.

                             Term of                                                                         Number of
                            Office if                                                                      Portfolios in
                           Elected and                   Principal Occupation(s) During                     Fund Complex
      Name (Age) and        Length of                             Past 5 Years,                            to be Overseen
Position With Corporation* Time Served                 Directorships and Other Information                   by Nominee
-------------------------- ------------ ------------------------------------------------------------------ --------------
  Independent Director Nominees

  Betsy S. Michel (62)      2005-2008;  Attorney, Gladstone, NJ. Ms. Michel is a Director or Trustee of          61
        Director           1985 to Date each of the investment companies of the Seligman Group of Funds+.
         [PHOTO]                        She is also a Trustee of The Geraldine R. Dodge Foundation
                                        (charitable foundation). She was formerly Chairman of the Board of
                                        Trustees of St. George's School (Newport, RI) and Trustee, World
                                        Learning, Inc. (international educational training).

  James N. Whitson (69)     2005-2008;  Retired Executive Vice President and Chief Operating Officer of          61
        Director           1993 to Date Sammons Enterprises, Inc., Dallas, TX (diversified holding
         [PHOTO]                        company). Mr. Whitson is a Director or Trustee of each of the investment companies of the Seligman Group of Funds+. He is also a
                                        Director of CommScope, Inc. (manufacturer of coaxial cable). Mr.
                                        Whitson was formerly a Director and Consultant of Sammons
                                        Enterprises, Inc. and a Director of C-SPAN (cable television network).

                             Term of                                                                      Number of
                            Office if                                                                   Portfolios in
                           Elected and                 Principal Occupation(s) During                    Fund Complex
      Name (Age) and        Length of                           Past 5 Years,                           to be Overseen
Position With Corporation* Time Served               Directorships and Other Information                  by Nominee
-------------------------- ----------- ---------------------------------------------------------------- --------------
  Interested Director Nominee
  Brian T. Zino** (52)     2005-2008;  Director and President, J. & W. Seligman & Co. Incorporated,           61
 Director, President and   Dir.: 1993  New York, NY. Mr. Zino is President, Chief Executive Officer and
 Chief Executive Officer     to Date   Director or Trustee of each of the investment companies of the
         [PHOTO]           Pres.: 1995 Seligman Group of Funds+. He is also a Director of Seligman
                             to Date   Advisors, Inc. and Seligman Services, Inc. (broker-dealer);
      Brian T. Zino         CEO: 2002  Chairman, SDC; Member of the Board of Governors of the
                             to Date   Investment Company Institute; and Director (formerly Vice
                                       Chairman), ICI Mutual Insurance Company.

Other Directors

    The other Directors of the Corporation who are not standing for election in 2005 are:

                            Term of
                            Office                                                                             Number of
                              and                                                                            Portfolios in
                           Length of                     Principal Occupation(s) During                      Fund Complex
      Name (Age) and         Time                                 Past 5 Years,                               Overseen by
Position With Corporation*  Served                     Directorships and Other Information                     Director
-------------------------- ---------- ---------------------------------------------------------------------- -------------
  Independent Directors

  Robert B. Catell (68)    2003-2006; Chairman, Chief Executive Officer and Director of KeySpan                   60
        Director            2003 to   Corporation, Brooklyn, NY (diversified energy, gas and electric
                              Date    company). Mr. Catell is a Director or Trustee of each of the investment companies of the Seligman Group of Funds+, with the exception of Seligman Cash Management Fund, Inc. He is also a
                                      Director or Trustee of Alberta Northeast Gas, Ltd., Boundary Gas Inc.,
                                      The Houston Exploration Company (oil and gas exploration,
                                      development and production companies), Edison Electric Institute,
                                      Keyera Facilities Income Fund (natural gas gathering and processing company), New York State Energy Research and Development
                                      Authority, Independence Community Bank, Business Council of New
                                      York State, Inc., New York City Partnership and the Long Island
                                      Association (business and civic organizations).

                             Term of                                                                           Number of
                              Office                                                                         Portfolios in
                            and Length                    Principal Occupation(s) During                     Fund Complex
      Name (Age) and         of Time                               Past 5 Years,                              Overseen by
Position With Corporation*    Served                    Directorships and Other Information                    Director
-------------------------- ------------ -------------------------------------------------------------------- -------------
   John R. Galvin (75)      2003-2006;  Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts              61
        Director           1995 to Date University, Medford, MA. General Galvin is a Director or Trustee
                                        of each of the investment companies of the Seligman Group of
                                        Funds+. He is also Chairman Emeritus, American Council on
                                        Germany. He was formerly a Director of Raytheon Co. (defense and commercial electronics) and Governor of the Center for Creative
                                        Leadership. From February 1995 until June 1997, he was a Director of
                                        USLIFE Corporation (life insurance). From June 1987 to June 1992,
                                        General Galvin was the Supreme Allied Commander, NATO and the
                                        Commander-in-Chief, United States European Command.

  Alice S. Ilchman (69)     2004-2007;  President Emerita, Sarah Lawrence College, Bronxville,                    61
         Director          1990 to Date NY. Dr. Ilchman is a Director or Trustee of each of the investment companies of the Seligman Group of Funds+. She is also a Director of the Jeannette K. Watson Fellowship (summer internships for college students); a Trustee of the Committee for Economic Development;
                                        Governor, Court of Governors, London School of Economics; and
                                        Director, Public Broadcasting Service (PBS). She was formerly the
                                        Chairman of The Rockefeller Foundation (charitable foundation) and a Trustee of Save the Children (non-profit child assistance organization). From September 1987 until September 1997, Dr.
                                        Ilchman was a Director of the New York Telephone Company.

 Frank A. McPherson (71)    2004-2007;  Retired Chairman of the Board and Chief Executive Officer of              61
        Director           1995 to Date Kerr-McGee Corporation, Oklahoma City, OK (diversified energy and chemical company). Mr. McPherson is a Director or
                                        Trustee of each of the investment companies of the Seligman Group of Funds+. He is also a Director of ConocoPhillips (integrated international oil corporation), Integris Health (owner of various hospitals), Oklahoma Chapter of the Nature Conservancy, Oklahoma
                                        Medical Research Foundation, Boys and Girls Clubs of Oklahoma,
                                        Oklahoma City Public Schools Foundation, and Oklahoma
                                        Foundation for Excellence in Education. He was formerly a Director of Kimberly-Clark Corporation (consumer products) and a Director of
                                        BOK Financial (bank holding company). From 1990 until 1994, Mr.
                                        McPherson was a Director of the Federal Reserve System's Kansas
                                        City Reserve Bank.

                             Term of                                                                             Number of
                              Office                                                                           Portfolios in
                            and Length                     Principal Occupation(s) During                      Fund Complex
      Name (Age) and         of Time                                Past 5 Years,                               Overseen by
Position With Corporation*    Served                     Directorships and Other Information                     Director
-------------------------- ------------ ---------------------------------------------------------------------- -------------
   Leroy C. Richie (63)     2004-2007;  Chairman and Chief Executive Officer, Q Standards Worldwide,                60
         Director          2000 to Date Inc., Birmingham, MI (library of technical standards). Mr. Richie is a Director or Trustee of each of the investment companies of the
                                        Seligman Group of Funds+, with the exception of Seligman Cash
                                        Management Fund, Inc. He is also a Director of Kerr-McGee
                                        Corporation (diversified energy and chemical company) and Infinity,
                                        Inc. (oil and gas services and exploration), and Director and Chairman of Highland Park Michigan Economic Development Corp. He was
                                        formerly: Trustee of New York University Law Center Foundation;
                                        Vice Chairman of the Detroit Medical Center; and Chairman and
                                        Chief Executive Officer of Capital Coating Technologies, Inc.
                                        (applied coating technologies). From 1990 until 1997, Mr. Richie was
                                        Vice President and General Counsel, Automotive Legal Affairs of
                                        Chrysler Corporation.

  Robert L. Shafer (72)      2003-2006; Ambassador and Permanent Observer of the Sovereign and                      61
         Director          1991 to Date Military Order of Malta to the United Nations. Mr. Shafer is a
                                        Director or Trustee of each of the investment companies of the
                                        Seligman Group of Funds+. From May 1987 until June 1997,
                                        Mr. Shafer was a Director of USLIFE Corporation (life insurance).
                                        From December 1973 until January 1996, he was a Vice President of
                                        Pfizer, Inc. (pharmaceuticals).
  Interested Director

 William C. Morris** (67)    2003-2006; Chairman, J. & W. Seligman & Co. Incorporated, New York, NY.                61
  Director and Chairman    1988 to Date Mr. Morris is Chairman of the Board and Director or Trustee of each
       of the Board                     of the investment companies of the Seligman Group of Funds+;
                                        Chairman of Seligman Advisors, Inc., Seligman Services, Inc.
                                        (broker-dealer), and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); a Director of SDC; and President and Chief Executive Officer of The Metropolitan Opera Association.
                                        He was formerly a Director of Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

-----------------
 + The Seligman Group of Funds currently consists of twenty-three registered investment companies (comprising 61 separate portfolios), including the Corporation.
 * The address for each Director or Nominee is 100 Park Avenue, New York, New York 10017.
** Messrs. Morris and Zino are considered "interested persons" of the Corporation, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), by virtue of their positions with the Manager and its affiliates.

Beneficial Ownership of Shares of the Corporation and Funds of Complex

    As of March 1, 2005, each Director (and Nominee) beneficially owned shares of the Corporation and the investment companies of the Seligman Group of Funds as follows:

                                                        Aggregate Dollar Range of
                                                              Shares Owned
                                                        by Director or Nominee of
                             Dollar Range of Common     All Funds Overseen or to
                            Shares Owned by Director     be Overseen by Director
                                or Nominee of the        or Nominee of Seligman
Name of Director/Nominee           Corporation               Group of Funds
------------------------    -------------------------   -------------------------

Independent Directors/Nominees

Robert B. Catell                $50,001-$100,000            $50,001-$100,000
John R. Galvin                   $10,001-$50,000            $50,001-$100,000
Alice S. Ilchman                  Over $100,000               Over $100,000
Frank A. McPherson                Over $100,000               Over $100,000
Betsy S. Michel                  $10,001-$50,000              Over $100,000
Leroy C. Richie                  $10,001-$50,000             $10,001-$50,000
Robert L. Shafer                $50,001-$100,000              Over $100,000
James N. Whitson                  Over $100,000               Over $100,000

Interested Directors/Nominee

William C. Morris                 Over $100,000               Over $100,000
Brian T. Zino                     Over $100,000               Over $100,000

    As of March 1, 2005, all Directors and officers of the Corporation as a group owned beneficially less than 1% of the Corporation's Common Stock and less than 1% of the Corporation's Preferred Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

    During the year ended December 31, 2004, (i) two transactions in the Corporation's Common Stock by Dr. Ilchman were not reported on a timely basis and (ii) one transaction in the Corporation's Common Stock by each of Messrs. McPherson and Thomas G. Moles (a Director of the Manager) was not reported on a timely basis. The necessary filing for each such Stockholder was made no later than the next month end.

Board Committees

    The Board of Directors met seven times during the year ended December 31, 2004. The standing committees of the Board include the Board Operations Committee, Audit Committee, and Director Nominating Committee (the "Nominating Committee"). These Committees are comprised solely of Directors who are not "interested persons" of the Corporation as that term is defined in the 1940 Act. The duties of these Committees are described below.

    Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Corporation. The Committee met nine times during the year ended December 31, 2004. Members of the Committee are Messrs. McPherson (Chairman), Catell, Galvin, Merow, Richie, Shafer and Whitson, and Dr. Ilchman and Ms. Michel. As a result of Mr. Merow's retirement at the 2005 Annual Meeting, he will no longer serve as a Committee member following the Meeting.

    Audit Committee. This Committee assists the Board in its oversight of the Corporation's financial reporting process and operates pursuant to a written charter most recently amended on March 17, 2005. The Committee met three times during the year ended December 31, 2004. Members of this Committee are Messrs. Whitson (Chairman), Galvin, Merow and Richie, and Ms. Michel. As a result of Mr. Merow's retirement at the 2005 Annual Meeting, he will no longer serve as a Committee member following the Meeting. The members of this Committee are "independent" as required by applicable listing standards of the New York Stock Exchange. The report of the Audit Committee, as approved on March 17, 2005, is attached to this Proxy Statement as Appendix 1.

    Director Nominating Committee. Members of the Nominating Committee are Messrs. Shafer (Chairman), Catell and McPherson, and Dr. Ilchman. The Nominating Committee met twice during the year ended December 31, 2004.

    On March 18, 2004, the Board of Directors adopted a written charter for the Nominating Committee. Pursuant to the charter, the Nominating Committee identifies, evaluates, selects and nominates, or recommends for nomination, candidates for the Board. It also may set standards or qualifications for Directors. The Nominating Committee may consider candidates for the Board submitted by current Directors, the Manager, the Stockholders and other appropriate sources.

    The Nominating Committee will consider candidates submitted by a Stockholder or group of Stockholders who have owned at least $10,000 of the Corporation's outstanding Common Stock for at least one year at the time of submission and who timely provide specified information about the candidates and the nominating Stockholder or group. To be timely for consideration by the Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at 100 Park Avenue, New York, NY 10017 not less than 120 days before the date of the proxy statement for the previous year's annual meeting of Stockholders. The Nominating Committee will consider only one candidate submitted by such a Stockholder or group for nomination for election at an annual meeting of Stockholders. The Nominating Committee will not consider self-nominated candidates or candidates nominated by members of a candidate's family, including such candidate's spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

    The Nominating Committee will consider and evaluate candidates submitted by the nominating Stockholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria may include the candidate's relevant knowledge, experience and expertise, the candidate's ability to carry out his or her duties in the best interests of the Corporation and the candidate's ability to qualify as a disinterested Director. The charter for the Nominating Committee, which provides a detailed description of the criteria used by the Nominating Committee as well as information required to be provided by Stockholders submitting candidates for consideration by the Nominating Committee, was included in the proxy statement for the 2004 Annual Meeting of Stockholders.

Procedures for Communications to the Board of Directors

    The Board of Directors has adopted a process for Stockholders to send communications to the Board. To communicate with the Board of Directors or an individual Director, a Stockholder must send written communications to 100 Park Avenue, New York, NY 10017, addressed to the Board of Directors of Tri-Continental Corporation or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board of Directors or the individual Director. Each member of the Board of Directors is encouraged to attend the Corporation's annual meeting of Stockholders. There were ten members of the Board of Directors in attendance at the Corporation's 2004 Annual Meeting of Stockholders.

Executive Officers of the Corporation

    Information with respect to Executive Officers, other than Messrs. Morris and Zino, is as follows:

Name (Age) and Position   Term of Office and
 With the Corporation   Length of Time Served*      Principal Occupation During Past Five Years
----------------------------------------------------------------------------------------------------
John B. Cunningham (40)      2004 to Date      Mr. Cunningham is a Managing Director and
Vice President and                             Chief Investment Officer of the Manager, a Vice
Portfolio Manager                              President and Portfolio Manager of the
                                               Corporation and Seligman Common Stock Fund,
                                               Inc., and a Vice President and Co-Portfolio
                                               Manager of Seligman Income and Growth Fund,
                                               Inc. He is also a Vice President of Seligman
                                               Portfolios, Inc., as well as Portfolio Manager of its
                                               Common Stock Portfolio and a Co-Portfolio
                                               Manager of its Income and Growth Portfolio.
                                               Prior to joining the Manager, beginning in 2001,
                                               he was a Managing Director and Senior Portfolio
                                               Manager of Salomon Brothers Asset Management
                                               ("SBAM") and Group Head, SBAM's Equity
                                               Team. Prior to 2001, he was a Director and
                                               Portfolio Manager of SBAM.

Michael F. McGarry (41)      January 2005      Mr. McGarry is a Managing Director of the
Vice President and Co-         to Date         Manager, and a Vice President and Co-Portfolio
Portfolio Manager                              Manager of the Corporation and Seligman
                                               Common Stock Fund, Inc. He is also a Vice
                                               President of Seligman Portfolios, Inc. and Co-
                                               Portfolio Manager of its Common Stock Portfolio.

Charles W. Kadlec (59)       1996 to Date      Mr. Kadlec is a Director and Managing Director
Vice President                                 of the Manager and President of Seligman
                                               Advisors, Inc. and Seligman Services, Inc. He is
                                               also Vice President and Portfolio Manager of
                                               Seligman Time Horizon/Harvester Series, Inc.
                                               and a Vice President of the Corporation.

 Name (Age) and Position     Term of Office and
  With the Corporation     Length of Time Served*    Principal Occupation During Past Five Years
----------------------------------------------------------------------------------------------------
Eleanor T.M. Hoagland (53)     2004 to Date       Ms. Hoagland is a Managing Director of the
Vice President and Chief                          Manager and Vice President and Chief
Compliance Officer                                Compliance Officer for each of the investment
                                                  companies of the Seligman Group of Funds. She
                                                  was formerly a Managing Director, Partner and
                                                  Chief Portfolio Strategist at AMT Capital
                                                  Management from 1994 to 2000.

Lawrence P. Vogel (48)       VP: 1992 to Date;    Mr. Vogel is Senior Vice President and Treasurer,
Vice President and          Treas: 2000 to Date   Investment Companies, of the Manager, and is
Treasurer                                         Vice President and Treasurer of each of the
                                                  investment companies of the Seligman Group of
                                                  Funds and Treasurer of SDC. He was formerly
                                                  Senior Vice President, Finance, of the Manager,
                                                  Seligman Advisors, Inc. and SDC; Vice President
                                                  and Treasurer of Seligman International, Inc.; and
                                                  Vice President of Seligman Services, Inc.

Thomas G. Rose (47)            2000 to Date       Mr. Rose is Chief Financial Officer, Senior
Vice President                                    Vice President, Finance, and Treasurer of the
                                                  Manager, and Senior Vice President, Finance,
                                                  of Seligman Advisors, Inc. and SDC. He is a
                                                  Vice President of each of the investment
                                                  companies of the Seligman Group of Funds. He
                                                  is also Vice President of Seligman International,
                                                  Inc. and Seligman Services, Inc. Formerly, he
                                                  was Treasurer of each of the investment
                                                  companies of the Seligman Group of Funds and
                                                  SDC.

Frank J. Nasta (40)            1994 to Date       Mr. Nasta is a Director, Managing Director,
Secretary                                         General Counsel and Corporate Secretary of the
                                                  Manager. He is Secretary of each of the
                                                  investment companies of the Seligman Group of
                                                  Funds. He is also Corporate Secretary of
                                                  Seligman Advisors, Inc., Seligman Services,
                                                  Inc., Seligman International, Inc. and SDC.

-----------------
* All officers are elected annually by the Board of Directors and serve until their successors are elected and qualify or their earlier resignation. The address of each of the foregoing officers is 100 Park Avenue, New York, New York 10017.

Remuneration of Directors and Officers

    Directors of the Corporation who are not employees of the Manager or its affiliates each receive an annual retainer fee of $60,000, the amount of which is shared by the Corporation and the other investment companies in the Seligman Group of Funds. For the year ended December 31, 2004, the Corporation paid each Director a portion of an aggregate retainer fee in the amount of $16,624. In addition, such Directors are currently paid a total of $3,000 for each day on which they attend Board and/or Committee meetings ($1,500 for telephonic attendance at certain meetings), the amount of which is shared by the Corporation and the other investment companies of the Seligman Group of Funds meeting on the same day. The Directors are also reimbursed for the expenses of attending meetings. Total Directors' fees paid by the Corporation to the Directors listed below for the year ended December 31, 2004 were as follows:

Number of Directors                                             Aggregate Direct
     in Group       Capacity in which Remuneration was Received   Remuneration
--------------------------------------------------------------------------------
         8              Directors and Members of Committees         $249,388

    Director's attendance, retainer and/or committee fees paid to each Director during 2004 were as follows:

                      Aggregate        Pension or Retirement      Total Compensation
                     Compensation       Benefits Accrued as      From Corporation and
Name               From Corporation Part of Corporation Expenses    Fund Complex*
----               ---------------- ---------------------------- --------------------
Robert B. Catell       $28,457                  -0-                    $85,500
John R. Galvin          32,172                  -0-                     94,500
Alice S. Ilchman        32,172                  -0-                     94,500
Frank A. McPherson      29,698                  -0-                     88,500
Betsy S. Michel         32,808                  -0-                     96,000
Leroy C. Richie         32,202                  -0-                     94,500
Robert L. Shafer        30,934                  -0-                     93,000
James N. Whitson+       30,945                  -0-                     91,500

-----------------
* For the year ended December 31, 2004, there were twenty-three registered investment companies in the Seligman Group of Funds, including the Corporation.
+ Mr. Whitson, who deferred receiving his fees from the Corporation and other investment companies of the Seligman Group of Funds from 1993 to 2002, had a balance as of December 31, 2004 of $242,697 in respect of the Corporation in his deferred plan account, net of earnings/losses.

    No compensation is paid by the Corporation to Directors or officers of the Corporation who are employees or officers of the Manager.

    The affirmative vote of a plurality of the votes cast at the Meeting is required to approve the election of each of the Nominees.

 Your Board of Directors Unanimously Recommends that the Stockholders Vote FOR the Election of Each of the Nominees to Serve as Director of the Corporation.

                   B. Ratification of Selection of Auditors
                                 (Proposal 2)

    The Audit Committee of the Board of Directors has recommended, and the Board of Directors, including a majority of those members who are not "interested persons" of the Corporation (as defined in the 1940 Act), has selected, Deloitte & Touche LLP as auditors of the Corporation for 2005. The firm of Deloitte & Touche LLP has extensive experience in investment company accounting and auditing. It is expected that a representative of Deloitte & Touche LLP will be present at the Meeting and will have the opportunity to make a statement and respond to questions.

    Deloitte & Touche LLP, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit Committee that they are independent auditors with respect to the Corporation. Deloitte & Touche LLP has audited the annual financial statements of the Corporation and provided tax and other non-audit services to the Corporation. Deloitte & Touche LLP has also rendered non-audit services to the Manager, Seligman Advisors, Inc., an affiliate of the Manager, and SDC, which is partially owned by the Corporation (together, the "Affiliated Service Providers").

    In making its recommendation, the Audit Committee considered whether the provision by the independent auditors to the Corporation of non-audit services to the Corporation or of professional services to the Affiliated Service Providers is compatible with maintaining the auditors' independence and has discussed the auditors' independence with them.

                    Principal Accountant Fees and Services

    Aggregate fees billed to the Corporation for the last two fiscal years for professional services rendered by Deloitte & Touche LLP were as follows:

                                                           2004    2003
                                                          ------- -------
       AUDIT FEES........................................ $59,097 $56,336
       AUDIT-RELATED FEES................................      --      --
       TAX FEES..........................................   2,200   2,100
       ALL OTHER FEES....................................   1,931   1,897

    Audit fees include amounts related to the audit of the Corporation's annual financial statements and services normally provided by Deloitte & Touche LLP in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the Corporation's pro-rata share of amounts for services related to documentation of certain internal control procedures for the Corporation and other investment companies advised by the Manager.

    Aggregate fees billed by Deloitte & Touche LLP for the last two fiscal years for non-audit services provided to the Affiliated Service Providers that provide ongoing services to the Corporation, where the engagement related directly to the operations and financial reporting of the Corporation, were as follows:

                                                           2004    2003
                                                          ------- -------
       AUDIT-RELATED FEES................................ $76,630 $89,130
       TAX FEES..........................................  13,703   7,500
       ALL OTHER FEES....................................  43,000      --

    Audit-related fees include amounts for (i) attestation services for SDC;
(ii) review of certain internal controls of SDC's sub-agent; and (iii) actuarial services provided prior to May 6, 2003 to the Manager and SDC (such services were no longer permitted to be performed for SDC after May 5, 2003). Tax fees include amounts related to tax compliance, tax planning, and tax advice for, and an evaluation of, certain tax reporting procedures of SDC. Other fees relates to electronic communication processing services performed on behalf of outside counsel of the Manager.

    The Audit Committee is required to preapprove audit and non-audit services performed for the Corporation by Deloitte & Touche LLP in order to assure that the provision of such services does not impair Deloitte & Touche LLP's independence. The Audit Committee also is required to preapprove certain non-audit services performed for the Affiliated Service Providers that provide services directly related to the operations and financial reporting of the Corporation. The Audit Committee has delegated preapproval authority to Mr. James N. Whitson, the Audit Committee's Chairman. Mr. Whitson will report any preapproval decisions to the Audit Committee at its next scheduled meeting. Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

    The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by Deloitte & Touche LLP for non-audit services rendered to the Corporation and the Affiliated Service Providers that provided ongoing services to the Corporation were $137,464 and $100,627, respectively. All non-audit services discussed above were preapproved by the Audit Committee, who considered whether these services were compatible with maintaining Deloitte & Touche LLP's independence.

    The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the selection of auditors.

     Your Board of Directors Unanimously Recommends that the Stockholders
      Vote FOR the Ratification of the Selection of Deloitte & Touche LLP
                        as Auditors of the Corporation.

                               C. Other Matters


    The Corporation knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment on such matters. The persons named in the form of Proxy, or their substitutes, will have discretionary authority to vote on any Stockholder proposal of which the Corporation's first received notice after

March 7, 2005. In addition, the Corporation's By-laws permit the Corporation to exclude from consideration at the Meeting any Stockholder proposal first brought to the attention of the Corporation after March 21, 2005.

    Notice is hereby given that, under the Securities Exchange Act's stockholder proposal rule (Rule 14a-8), any stockholder proposal that may properly be included in the Proxy solicitation material for the next Annual Meeting, now scheduled for May 2006, must be received by the Corporation no later than December 22, 2005. Timely notice of Stockholder proposals submitted outside of the Rule 14a-8 process must be received by the Corporation no earlier than February 18, 2006 and no later than March 20, 2006, to be eligible for presentation at the May 2006 Annual Meeting.

                                  D. Expenses

    The Corporation will bear the cost of soliciting Proxies. In addition to the use of the mails, Proxies may be solicited personally or via facsimile or telegraph by Directors, officers and employees of the Corporation, the Manager, Seligman Advisors, Inc., Seligman Services, Inc. and SDC, and the Corporation may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their beneficial owners. The Corporation has engaged Morrow & Co., Inc., 445 Park Avenue, New York, NY 10022 to assist in soliciting for a fee of $4,000 plus expenses.

                                          By order of the Board of Directors,


                                                      /s/ Frank J. Nasta

                                                              Secretary

                               -----------------

    It is important that Proxies be returned promptly. All Stockholders, including those who expect to attend the Meeting, are urged to date, fill in, sign and mail the enclosed form of Proxy in the enclosed return envelope, which requires no postage if mailed in the United States. A Proxy is not required for admission to the Meeting.

                                  APPENDIX 1

                          TRI-CONTINENTAL CORPORATION
                                 (the "Fund")

                            AUDIT COMMITTEE REPORT

    The Audit Committee operates pursuant to a written charter that was last amended by the Fund's Board of Directors on March 17, 2005. The purposes of the Audit Committee are to 1) assist the Board of Directors in its oversight of (i) the integrity of the Fund's financial statements; (ii) the Fund's compliance with legal and regulatory requirements; and (iii) the independent auditors' independence, qualifications and performance; and 2) to prepare this report. Management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

    In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors of the Fund. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditors to the Adviser or Manager and to any entity controlling, controlled by or under common control with the Adviser or Manager that provides ongoing services to the Fund is compatible with maintaining the auditors' independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the auditors the auditors' independence.

    The members of the Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure

                                      1-i
that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are in fact "independent."

    Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for the most recent fiscal period.

                       SUBMITTED BY THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

John R. Galvin
John E. Merow
Betsy S. Michel
Leroy C. Richie
James N. Whitson

    As approved on March 17, 2005.

                                     1-ii

[LOGO] Tri-Continental Corporation
                                  Managed by
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED
                       INVESTMENT MANAGERS AND ADVISORS
                               ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017


[LOGO] Tri-Continental
         Corporation


         Notice of Annual Meeting of Stockholders and Proxy Statement

 Time:May 19, 2005 10:00 A.M.

Place:The Ritz-Carlton Sarasota
      1111 Ritz-Carlton Drive
      Sarasota, Florida 34236
 Please date, fill in and sign the enclosed form of Proxy and mail it in the enclosed return envelope which requires no postage if mailed in the United States.

[LOGO] J&WS

PROXY                     TRI-CONTINENTAL CORPORATION                  PREFERRED
                       100 Park Avenue, New York, NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of TRI-CONTINENTAL CORPORATION to be held May 19, 2005 and appoints WILLIAM C. MORRIS, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Annual Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated and on any other business that may properly come before the Meeting.

This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees of the Board of Directors and FOR Proposal 2. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS.

YOUR VOTE IS IMPORTANT. Complete, sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

                                (Continued and to be signed on the reverse side)

The Board of Directors recommends that you vote FOR all nominees and FOR Proposal 2.

1. ELECTION OF DIRECTORS                 FOR            WITHHOLD
                                         all nominees   all nominees
   NOMINEES: Betsy S. Michel, James N.   [ ]            [ ]
             Whitson and Brian T. Zino

Instruction: To withhold authority to vote for one or more individual nominees, write the name(s) of such person(s) below:

--------------------------------------------------

2. Ratification of the selection of      FOR   AGAINST   ABSTAIN
   Deloitte & Touche LLP as Auditors.    [ ]     [ ]       [ ]

     DATED:                           , 2005
            --------------------------


     ---------------------------------------
     Signature

     Please sign exactly as your name(s) appear(s) on this proxy. Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.

PROXY                      TRI-CONTINENTAL CORPORATION                    COMMON
                       100 Park Avenue, New York, NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of TRI-CONTINENTAL CORPORATION to be held May 19, 2005 and appoints WILLIAM C. MORRIS, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Annual Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated and on any other business that may properly come before the Meeting.

This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees of the Board of Directors and FOR Proposal 2. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS.

YOUR VOTE IS IMPORTANT. Complete, sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

                                (Continued and to be signed on the reverse side)

The Board of Directors recommends that you vote FOR all nominees and FOR Proposal 2.

1. ELECTION OF DIRECTORS                         FOR            WITHHOLD
                                                 all nominees   all nominees
   NOMINEES: Betsy S. Michel, James N. Whitson   [ ]            [ ]
             and Brian T. Zino

Instruction: To withhold authority to vote for one or more individual nominees, write the name(s) of such person(s) below:

--------------------------------------------------

2. Ratification of the selection of              FOR   AGAINST   ABSTAIN
   Deloitte & Touche LLP as Auditors.            [ ]     [ ]       [ ]

     DATED:                       , 2005
            ----------------------


     ------------------------------------------------
     Signature

     Please sign exactly as your name(s) appear(s) on this proxy. Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.